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                                                                    EXHIBIT 23.2



                       CONSENT OF INDEPENDENT ACCOUNTANTS



         We hereby consent to the incorporation by reference in this Pre-effective Amendment No. 1 to Registration Statement No. 333-112776 on Form S-3 of our report dated August 17, 2001 relating to the financial statements, which appears in Oriental Financial Group Inc.'s Annual Report on Form 10-K for the year ended June 30, 2003. We also consent to the reference to us under the heading "Experts" in such Registration Statement.



PricewaterhouseCoopers LLP
San Juan, Puerto Rico
February 27, 2004